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                                                                    EXHIBIT 10.7
                              FIRST AMENDMENT TO

                     THE DEVELOPMENT AND LICENSE AGREEMENT

                             DATED OCTOBER 4, 1993

                                    BETWEEN

                    ESL INCORPORATED AND PACTEL CORPORATION


    This First Amendment is made this 4th day of October, 1993, by and between ESL Incorporated ("ESL") and PacTel Corporation ("PacTel").

    WHEREAS, the parties entered into a Development and License Agreement, dated October 4, 1993; and

    WHEREAS, the parties now wish to amend that Agreement to correct certain terms thereof;

    NOW THEREFORE, the parties agree as follows:

    1. In Section 2.5 of the Agreement the following clause shall be added at the end of the second sentence:

    ", and shall be subject to the terms and conditions of this Agreement, with the exception of Sections 6.2 and 6.3."

    2. Section 5.5 of the Agreement is hereby deleted and the following is substituted therefor:

    5.5  Protection and Use of           ***       .
         ---------- --- --- -- --------------------

    (a) Each party agrees it will not disclose (unless compelled to disclose by judicial or administrative process, or in the opinion of such party's counsel, by other requirement of law), use, or permit the use by others of such other
party's                ***           ,
     ***       and/or                ***            , at any time during the
Agreement, or at any time thereafter, for a period of     ***  years after the
disclosure thereof. Without limiting the foregoing, each party agrees to do the following with respect of any such
     ***          ,        ***        and/or               ***             : (i)
instruct and require all of its employees and agents to maintain the confidentiality of such information; (ii) exercise either at least the same degree of care to safeguard the confidentiality of such information as that party exercises to safeguard the confidentiality of its own information of a similar type, or a reasonable degree of care, whichever is greater; and (iii) restrict

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

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disclosure of such information to those of its employees who have a need to know consistent with the purposes for which such information was disclosed. Each party further agrees not to remove or destroy any proprietary or confidential legends or markings placed upon documentation or other materials which contain
or set forth the        ***
                     ***                              of the other party.

    (b)  The party receiving                  ***         ,         ***
and/or
        ***               will obtain the written agreement of any permitted
transferee or licensee to hold in confidence the information transferred to such transferee or licensee in accordance with terms no less restrictive than those set forth above.

    (c)  The receiving party may disclose the other party's       ***
        ***               and/or               ***              to its
employees, agents, suppliers and subcontractors to the extent that each such disclosure is reasonably necessary for manufacturing, using, selling, installing and/or servicing Licensed Products, or procuring goods and services required in connection therewith; provided, however, that the receiving party will take all desirable and necessary actions to preserve the confidentiality of such information including, but not limited to: (i) marking any documents or other
material containing any                                      ***
      ***         so disclosed to indicate that same contains proprietary data
and
          ***                     and/or              ***              ; (ii)
requiring each party to whom same is disclosed to sign a written agreement limiting the use thereof to authorized purposes, prohibiting the further reproduction or disclosure thereof and requiring the prompt return thereof when no longer needed; and (iii) providing that any reproduction, notes or summaries thereof, immediately upon the making thereof, will become the property of the disclosing party and will be delivered to the disclosing party with, and upon
the return of, the                                 ***
and/or              ***              .

    (d)  Each reproduction of any                           ***
and/or                 ***           , together with each modification and
revision thereof, made by or for the receiving party, will automatically become the property of the disclosing party, will be deemed the disclosing party's
***                     and/or                 ***             for all purposes
hereunder and will be clearly marked accordingly.

    (e)  Upon                      ***                   , the receiving party
will immediately discontinue the use of, and will promptly return to the
disclosing party or its designee, all                      ***
and/or                 ***           , together with copies thereof, in the
possession or control of the receiving party, together with all written documentation and/or other materials containing information relating to the
***                   ***              and/or                ***            .
The receiving party further agrees that it will not for a period of       ***
after the date of any termination or expiration of this Agreement, use or disclose to any third party any of disclosing party's
***                and/or                    ***        , except such
information as the disclosing party has previously made generally available to the public.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the commission.

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    3.   In Article 9, the following sentence shall be added at the end:

    "Any judicial review under this Article shall be limited to arbitrator misconduct or the arbitrators' non-compliance with or failure to observe the terms and conditions of this Agreement."

    4. Except as amended herein, the Agreement between the parties, dated October 4, 1993, shall remain in full force and effect.
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    IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

ESL INCORPORATED                       PACTEL CORPORATION


By: /s/ Jill Kovacich                       By: /s/ Don Winters
   ----------------------------                ---------------------------

Name:  Jill Kovacich                        Name:  Don Winters
      -------------------------                   ------------------------

Title: Manager of Contracts            Title: Director Technology Transfer
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